UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 25, 2007

Commission file number: 033-74194-01

REMINGTON ARMS COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	51-0350935
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

870 Remington Drive

P.O. Box 700

Madison, North Carolina 27025-0700

(Address of principal executive offices)

(Zip Code)

(336) 548-8700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K has 3 pages.

ITEM 5.02 (e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 25, 2007, the stockholders of RACI Holding, Inc. (“Holding”), the sole stockholder of Remington Arms Company, Inc. (the “Company”), approved the payment of a cash bonus in an aggregate amount of $3.8 million to certain of the Company’s named executive officers (the “Cash Bonus”), pending the successful closing of the sale of Holding. The sale of Holding is expected to occur pursuant to that certain stock purchase agreement, dated as of April 4, 2007, among Holding, the stockholders and deferred stockholders of Holding, including the ownership interests represented by The Clayton & Dubilier Private Equity Fund IV Limited Partnership and Bruckmann, Rosser, Sherrill & Co. II, L.P., Holding’s stock option holders, and American Heritage Arms, LLC, which is an affiliate of Cerberus Capital Management, L.P. (the “Transaction”). The Cash Bonus is expected to be paid upon closing of the Transaction, which is currently expected to occur on or before June 28, 2007.

The named executive officers and the amount of their respective Cash Bonus is indicated below:

Name	Title	Bonus Amount

Thomas L. Millner	President and Chief Executive	$1,933,333
	Officer

Stephen P. Jackson, Jr.	Senior Vice President, Chief Financial	$966,667
	Officer, Treasurer and Corporate
	Secretary

Paul L. Cahan	Senior Vice President, Engineering	$450,000
	and Manufacturing

Mark A. Little	Executive Vice President,	$450,000
	Chief Administrative Officer

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements give the Company’s current expectations or forecasts of future events. These forward looking statements include expectations regarding (i) the proposed Transaction, (ii) the anticipated benefits of the proposed Transaction and (iii) the timing of the proposed Transaction. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for the Company’s products, the Company’s growth opportunities, and other risks detailed from time to time in the Company’s reports filed with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

The Company assumes no obligation to update publicly such forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REMINGTON ARMS COMPANY, INC.

/s/Stephen P. Jackson, Jr

Stephen P. Jackson, Jr.

Senior Vice President, Chief Financial Officer,

Treasurer and Corporate Secretary

(Principal Financial Officer)

May 1, 2007